UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2018

FORUM MERGER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38053	81-4619427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Forum Investors I, LLC 135 East 57th St. 8th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 739-7860

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously reported, on November 30, 2017, Forum Merger Corporation (“Forum”) entered into an Agreement and Plan of Merger, dated as of November 30, 2017 (“Merger Agreement”), by and among Forum, FMC Merger Subsidiary Corp., a wholly-owned subsidiary of Forum (the “Merger Sub I”), FMC Merger Subsidiary LLC, a wholly-owned subsidiary of Forum (the “Merger Sub II”), C1 Investment Corp., a Delaware corporation (“C1”), and Clearlake Capital Management III, L.P. (“Clearlake”), in the capacity as the Seller Representative. The transactions involved the merger of Merger Sub I with and into C1, with C1 continuing as the surviving corporation (the “Surviving Subsidiary”) and as a wholly-owned subsidiary of Forum (the “First Merger”) and (b) the merger of the Surviving Subsidiary of the First Merger with and into Merger Sub II, ceasing the separate existence of the Surviving Subsidiary (the “Second Merger” and together with the First Merger, the “Business Combination”). Merger Sub II continued as the surviving entity in the Second Merger, and Merger Sub II, continued as the surviving entity, and is referred to as the Surviving Entity (the “Combined Entity”).

On February 20, 2018, Forum held a special meeting of its stockholders (the “Special Meeting”) at which the stockholders voted as set forth below on the following proposals, each of which is described in detail in the Registration Statement on Form S-4, File No. 333-221848, filed by Forum with the Securities and Exchange Commission (“SEC”), declared effective by the SEC on February 2, 2018 and mailed by Forum to its stockholders on or about February 5, 2018 (as amended or supplemented from time to time).

There were 21,121,209 shares of common stock of Forum issued and outstanding on January 2, 2018, the record date for the Special Meeting. At the Special Meeting there were 19,564,718 shares voted by proxy or in person. The final voting results for each matter submitted to a vote of the stockholders of Forum at the Special Meeting are as follows:

Proposal 1. Pre-Merger Charter Amendment Proposal.

Proposal 1 to approve an amendment to Forum’s current amended and restated certificate of incorporation to increase the number of authorized shares of Class A Common Stock from 40,000,000 to 200,000,000 shares for the purposes of carrying out the Business Combination was passed, with voting results as follows:

For	Against	Abstain

18,642,752	921,966	0

Proposal 2. The Business Combination Proposal.

Proposal 2 to adopt and approve the Merger Agreement was passed, with voting results as follows:

For	Against	Abstain

18,642,752	921,966	0

Proposal 3. The Escrow Amendment Proposal.

Proposal 3 to approve the Sponsor Earnout Letter and Amendment to Escrow Agreement, dated November 30, 2017, entered into in connection with the Business Combination was passed, with voting results as follows:

For	Against	Abstain

18,642,752	921,966	0

Proposal 4. Nasdaq Proposal.

Proposal 4 to approve, for purposes of complying with The Nasdaq Stock Market Listing Rule 5635(d), the issuance of 17,959,375 shares of Class A Common Stock pursuant to the subscription agreements, dated November 30, 2017, entered into in connection with the Business Combination was passed, with voting results as follows:

For	Against	Abstain

18,642,752	921,966	0

Proposal 5. Post-Merger Charter Amendment Proposal.

Proposal 5 to approve separate proposals to amend the certificate of incorporation to adopt certain material differences that will be in effect upon the consummation of the Business Combination were each passed, with voting results as follows:

(a)	to divide the board of directors into three classes with staggered three-year terms;

For	Against	Abstain

18,455,722	1,108,966	30

(b)	to provide that any amendment to provisions of the certificate of incorporation will require the approval of the holders of a majority of all of the then-outstanding capital stock entitled to vote generally in the election of directors so long as Clearlake holds at least a majority of the then-outstanding shares of capital stock entitled to vote generally at an election of directors, and thereafter any such amendment will require the approval of the holders of at least 66 2/3% of the then-outstanding shares of capital stock entitled to vote generally at an election of directors;

For	Against	Abstain

18,455,752	1,108,966	0

(c)	to provide that we opt out of Section 203 of the Delaware General Corporation Law, which prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with certain “interested stockholders” and their affiliates;

For	Against	Abstain

18,640,252	924,466	0

(d)

to provide that we may not engage in certain “business combinations” with any “interested stockholder” (which excludes Clearlake and any of their direct or indirect transferees and any group as to which such persons) for a three-year period following the time that the stockholder became an interested stockholder, unless (1) prior to the date of the transaction, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; (2) the interested stockholder owned at least 85% of the voting stock outstanding upon consummation of the transaction, excluding for purposes of determining the number of shares outstanding (x) shares owned by persons who are directors and also officers and (y) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (3) on or subsequent to the consummation of the transaction, the Business Combination is approved by the Combined Entity’s board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder;

For	Against	Abstain

18,455,752	1,108,966	0

(e)	to provide that the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended;

For	Against	Abstain

18,453,252	1,111,466	0

(f)	to provide that, subject to the limitations imposed by applicable law, directors may be removed with or without cause, by the holders of at least a majority of the then-outstanding shares of capital stock entitled to vote generally at an election of directors for so long as Clearlake, which, together with its affiliates and related persons, holds at least a majority of the then-outstanding shares of capital stock entitled to vote generally at an election of directors, and thereafter solely with cause by the holders of at least 66 2/3% of all of the then-outstanding shares of the capital stock entitled to vote generally at an election of directors;

For	Against	Abstain

18,642,752	921,966	0

(g)	to provide that any action to be taken by the Combined Entity’s stockholders may be taken by written consent or electronic transmission pursuant to Section 228 of the Delaware General Corporation Law only so long as Clearlake holds a majority of the Combined Entity’s then-outstanding capital stock entitled to vote generally at an election of directors;

For	Against	Abstain

18,642,752	921,966	0

(h)	to change our name to “ConvergeOne Holdings, Inc.” from “Forum Merger Corporation”;

For	Against	Abstain

18,642,752	921,966	0

(i)	to reclassify all shares of Class A Common Stock as “Common Stock”;

For	Against	Abstain

18,642,752	921,966	0

(j)	to increase the authorized shares of Common Stock to 1,000,000,000 shares;

For	Against	Abstain

18,455,722	1,108,966	30

(k)	to increase the authorized shares of “blank check” preferred stock that the board of directors could issue to discourage a takeover attempt to 10,000,000 shares; and

For	Against	Abstain

18,455,752	1,108,966	0

(l)	to make our corporate existence perpetual as opposed to Forum’s corporate existence terminating 24 months following the closing if its initial public offering and to remove the various provisions applicable only to specified purpose acquisition corporations contained in the prior amended and restated certificate of incorporation.

For	Against	Abstain

18,642,752	921,966	0

Proposal 6. Incentive Plan Proposal.

Proposal 6 to approve the 2018 Equity Incentive Plan in connection with the Business Combination was passed, with voting results as follows:

For	Against	Abstain

18,455,752	1,108,966	0

Proposal 7. ESPP Proposal.

Proposal 7 to approve the 2018 Employee Stock Purchase Plan in connection with the Business Combination was passed, with voting results as follows:

For	Against	Abstain

18,455,752	1,108,966	0

Proposal 8. Adjournment Proposal.

Proposal 8 to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, was passed, with voting results as follows:

For	Against	Abstain

18,455,752	1,108,966	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forum Merger Corporation

Dated: February 20, 2018	By:	/s/ David Boris
David Boris
Co-Chief Executive Officer